Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Accompany Shares of Common Stock,
$0.001 Par Value Per Share
(Including the Associated Preferred Stock Purchase Rights)
of

KEYNOTE SYSTEMS, INC.

Tendered Under the Offer to Purchase Dated October 29, 2002

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON TUESDAY, NOVEMBER 26, 2002, UNLESS THE OFFER IS EXTENDED.

The Depositary for the offer is:

American Stock Transfer & Trust Company

By Registered or Certified Mail,	By Facsimile Transmission:
Hand or Overnight Courier:	(For Eligible Institutions Only)
American Stock Transfer & Trust Company	(718) 234-5001
59 Maiden Lane	For Confirmation Call:
New York, New York 10038	(877) 777-0800

The Information Agent for the offer is:

Georgeson Shareholder Communications Inc.

All questions regarding the offer should be directed to the Information Agent, Georgeson Shareholder Communications Inc., or the Dealer Manager, Goldman, Sachs & Co., at their respective addresses and telephone numbers set forth on the back cover page of the Offer to Purchase.

This Letter of Transmittal, including the accompanying instructions, and the Offer to Purchase should be read carefully before you complete this Letter of Transmittal.

Delivery of this Letter of Transmittal to an address other than that shown above for the Depositary or transmission of a facsimile of the Letter of Transmittal to a different facsimile number than that shown above for the Depositary will not constitute valid delivery. Deliveries to Keynote Systems, Inc., Goldman, Sachs & Co., the Dealer Manager for the offer, or Georgeson Shareholder Communications Inc., the Information Agent for the offer, will not be forwarded to the Depositary and therefore will not constitute valid delivery. Deliveries to the book-entry transfer facility (as defined in the Offer to Purchase) will not constitute valid delivery.

This Letter of Transmittal may not be used for shares held in Keynote’s 1999 Employee Stock Purchase Plan. See Instruction 14.

List below the certificate numbers and number of shares to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers tendered on a separately executed and signed schedule and affix the schedule to this Letter of Transmittal. The names and addresses of the holders should be printed, if not already printed below, exactly as they appear on the certificates representing the shares tendered hereby. The shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)

Name(s) and Address(es) of Registered Holder(s) (Please fill in blank)	CERTIFICATE(S) ENCLOSED ☐ Check here if any certificate(s) for tendered shares have been lost, stolen, destroyed or mutilated. See Instruction 13.

	Certificate Number(s)*	Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

* Need not be completed by holders tendering by book-entry transfer.
**    If you desire to tender fewer than all shares evidenced by any certificates listed, indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

Indicate below the order (by certificate number) in which shares are to be purchased in the event of proration. If you do not designate an order, in the event of proration, shares will be selected for purchase by the Depositary. See Instruction 8.

1st:	2nd:	3rd:	4th:

This Letter of Transmittal is to be used only if (1) certificates for shares are to be forwarded with it, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the Depositary or (2) a tender of shares is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company, or any other “qualified” registered securities depository, referred to as the “book-entry transfer facility,” under Section 3 of the Offer to Purchase.

If a stockholder desires to tender shares under the offer and such stockholder’s share certificates are not immediately available or cannot be delivered to the Depositary by the expiration date of the offer, or the procedure for book-entry transfer cannot be completed by the expiration date of the offer, or if the other required documents cannot be delivered to the Depositary by the expiration date of the offer, the shares may nevertheless be tendered according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Depositary.

This Letter of Transmittal may not be used for shares held in Keynote’s 1999 Employee Stock Purchase Plan. See Instruction 14. Participants in the Employee Stock Purchase Plan must follow the instructions in the “Letter to Participants in Keynote’s 1999 Employee Stock Purchase Plan” and related materials sent to them separately.

If participants in Keynote’s 1999 Employee Stock Purchase Plan own shares apart from the Employee Stock Purchase Plan that they desire to tender, such holders must both submit this Letter of Transmittal to tender the non-employee stock purchase plan shares, and follow the instructions described in the “Letter to Participants in Keynote’s 1999 Employee Stock Purchase Plan” and related materials sent to them separately to tender shares held in their account under the Employee Stock Purchase Plan.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED UNDER A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

Account Number:

THE UNDERSIGNED IS TENDERING SHARES AS FOLLOWS (CHECK ONLY ONE BOX):

(1)	SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER. SEE INSTRUCTION 5.

By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER “Shares Tendered at Price Determined Under the Offer,” the undersigned hereby tenders shares at the price checked. This action could result in none of the shares being purchased if the purchase price determined by Keynote for the shares is less than the price checked below. A stockholder who desires to tender shares at more than one price must complete a separate Letter of Transmittal for each price at which such shares are tendered. Stockholders may not tender the same shares at more than one price.

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES
ARE BEING TENDERED

☐ $7.00	☐ $7.60
☐ $7.10	☐ $7.70
☐ $7.20	☐ $7.80
☐ $7.30	☐ $7.90
☐ $7.40	☐ $8.00
☐ $7.50

OR

(2)	SHARES TENDERED AT PRICE DETERMINED UNDER THE OFFER. SEE INSTRUCTION 5.

By checking the box below INSTEAD OF ONE OF THE BOXES UNDER “Shares Tendered at Price Determined by Stockholder,” the undersigned hereby tenders shares at the purchase price, as the same shall be determined by Keynote in accordance with the terms of the offer.

☐
The undersigned wants to maximize the chance of having Keynote purchase all of the shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes above, the undersigned hereby tenders shares and is willing to accept the purchase price determined by Keynote in accordance with the terms of the offer. This action could result in receiving a price per share as low as $7.00.

IMPORTANT:  CHECK ONLY ONE BOX UNDER (1) OR (2) ABOVE. IF MORE THAN ONE BOX IS CHECKED ABOVE, OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES.

To American Stock Transfer & Trust Company:

The undersigned hereby tenders to Keynote Systems, Inc., a Delaware corporation (“Keynote”), the above-described shares of Keynote common stock, $0.001 par value per share, including the associated preferred stock purchase rights issued under the Rights Agreement, dated as of October 25, 2002, between Keynote and American Stock Transfer & Trust Company, as Rights Agent, at the price per share indicated in this Letter of Transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in Keynote’s Offer to Purchase, dated October 29, 2002, receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together, as they may be amended and supplemented from time to time, constitute the offer. Unless the context otherwise requires, all references herein to shares shall include the associated preferred stock purchase rights; and, unless the associated preferred stock purchase rights are redeemed prior to the expiration date of the offer, a tender of shares will also constitute a tender of the associated preferred stock purchase rights.

Subject to and effective on acceptance for payment of the shares tendered hereby in accordance with the terms of the offer, including, if the offer is extended or amended, the terms or conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to or upon the order of Keynote all right, title and interest in and to all shares tendered hereby and orders the registration of such shares tendered by book-entry transfer that are purchased under the offer to or upon the order of Keynote and hereby irrevocably constitutes and appoints the Depositary as attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the Depositary also acts as the agent of Keynote, with full power of substitution, such power of attorney being an irrevocable power coupled with an interest, to:

(a)  deliver certificates for shares, or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Keynote, upon receipt by the Depositary, as the undersigned’s agent, of the purchase price with respect to such shares;

(b)  present certificates for such shares for cancellation and transfer on Keynote’s books; and

(c)  receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms of the offer.

The undersigned hereby covenants, represents and warrants to Keynote that:

(a)  the undersigned understands that tendering of shares under any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the offer, including the undersigned’s representation and warranty that (i) the undersigned has a net long position in shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, and (ii) such tender of shares complies with Rule 14e-4;

(b)  when and to the extent Keynote accepts the shares for purchase, Keynote will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

(c)  on request, the undersigned will execute and deliver any additional documents the Depositary or Keynote deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby; and

(d)  the undersigned has read and agrees to all of the terms of the offer.

The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

The undersigned understands that Keynote will, on the terms and subject to the conditions of the offer, determine the single per share price, not greater than $8.00 nor less than $7.00 per share, net to the seller in cash, without interest, that it will pay for shares properly tendered and not properly withdrawn in the offer, taking into account the total number of shares so tendered and the prices specified by all stockholders tendering shares. The undersigned understands that Keynote will select the lowest purchase price that will allow it to purchase 10,000,000 shares, or such lesser number of shares as are properly tendered and not properly withdrawn. The undersigned understands that shares properly tendered at prices at or below the purchase price and not properly withdrawn will be purchased at the purchase price, on the terms and subject to the conditions of the offer, including the proration provisions described in the Offer to Purchase, and that, because of the proration provisions described in the Offer to Purchase, all of the shares tendered at prices at or below the purchase price may not be purchased if more than the number of shares Keynote seeks to purchase in the offer are properly tendered. The undersigned understands that shares tendered at prices greater than the purchase price and shares not purchased because of proration will not be purchased in the offer, and that shares not purchased in the offer will be returned promptly after the expiration of the offer. The undersigned understands that Keynote has reserved the right, in its sole discretion, to purchase more than 10,000,000 shares in the offer, subject to applicable law.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Keynote may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered hereby. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above. The undersigned recognizes that Keynote has no obligation under the Special Payment Instructions set forth in this Letter of Transmittal to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer, if Keynote purchases none of the shares represented by such certificate or tendered by such book-entry transfer.

The undersigned understands that acceptance of shares by Keynote for payment will constitute a binding agreement between the undersigned and Keynote upon the terms and subject to the conditions of the offer.

The check for the aggregate net purchase price for such of the tendered shares as are purchased by Keynote will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the “Special Payment Instructions” or the “Special Delivery Instructions” boxes on the next page.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 6, 7 and 9)

To be completed ONLY if the check for the purchase price of shares purchased is to be issued in the name of someone other than the undersigned.

Issue check to:

Name:

Address:

(Including Zip Code)

(Taxpayer Identification or Social Security Number)
(See Substitute Form W-9 Included Herewith)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 6 and 9)

To be completed ONLY if the check for the purchase price of shares purchased is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Deliver check to:

Name:

Address:

(Including Zip Code)

(Taxpayer Identification or Social Security Number)
(See Substitute Form W-9 Included Herewith)

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING

STOCKHOLDER(S) SIGN HERE
(See Instructions 1 and 6)
(PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)

Must be signed by registered holder(s) exactly as name(s) appear(s) on Stock Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by Stock Certificate(s) and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 6.

(Authorized Signature(s))

Dated:                                                                               ,  2002

Name(s):
(Please Print)

Capacity (full title):
(If Applicable)

Address:

(Including Zip Code)

(Taxpayer Identification or Social Security Number)
(See Substitute Form W-9 Included Herewith)

(Area Code) Telephone Number:

GUARANTEE OF SIGNATURE(S)  (See Instructions 1 and 6)

Authorized Signature:

Dated:                                                                                , 2002

Name(s):
(Please Print)

Title:

Name of Firm:

Address:

(Including Zip Code)

(Area Code) Telephone Number:

INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS OF THE OFFER
OF
KEYNOTE SYSTEMS, INC.

1.    Guarantee of Signatures.    No signature guarantee is required if either:

(a)  this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate, which term, for purposes of this document, shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of shares, tendered with this Letter of Transmittal, and such holder has not completed either of the sections entitled “Special Payment Instructions” or “Special Delivery Instructions” above; or

(b)  such shares are tendered for the account of an “eligible guarantor institution,” which term includes a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

In all other cases, signatures must be guaranteed by an eligible guarantor institution. See Instruction 6.

2.    Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be used only if certificates are delivered with it to the Depositary, or such certificates will be delivered under a Notice of Guaranteed Delivery previously sent to the Depositary, or if tenders are to be made under the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered shares, or confirmation of a book-entry transfer into the Depositary’s account at the book-entry transfer facility of shares tendered electronically, together in each case with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, or an agent’s message (as described below), and any other documents required by this Letter of Transmittal, must be received by the Depositary at the appropriate address set forth herein before the expiration date.

The term “agent’s message” means a message transmitted by the book-entry transfer facility to, and received by, the Depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the shares, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal, and that Keynote may enforce such agreement against such participant.

If a stockholder desires to tender shares under the offer and such stockholder’s share certificates are not immediately available or cannot be delivered to the Depositary by the expiration date of the offer, or the procedure for book-entry transfer cannot be completed by the expiration date of the offer, or if the other required documents cannot be delivered to the Depositary by the expiration date of the offer, the shares may nevertheless be tendered, provided that all of the following conditions are satisfied:

(a)  the tender is made by or through an eligible guarantor institution;

(b)  the Depositary receives by hand, mail, overnight courier, telegram or facsimile transmission, before the expiration date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with the Offer to Purchase, specifying the price at which shares are being tendered, including (where required) a signature guarantee by an eligible guarantor institution in the form set forth in such Notice of Guaranteed Delivery; and

(c)  the certificates for all tendered shares, in proper form for transfer, or confirmation of book-entry transfer of such shares into the Depositary’s account at the book-entry transfer facility, together with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile thereof, and any required signature guarantees, or an agent’s message, or other documents required by the Letter of Transmittal, are received by the Depositary within three trading days on the Nasdaq National Market after the date of receipt by the Depositary of the Notice of Guaranteed Delivery.

THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

Keynote will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares. All tendering stockholders, by execution of this Letter of Transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.

3.    Inadequate Space.    If the space provided in the box captioned “Description of Shares Tendered” is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.    Partial Tenders and Unpurchased Shares.    (Not applicable to stockholders who tender by book-entry transfer.)  If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled “Number of Shares Tendered.” In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificates will be issued and sent to the registered holder(s) promptly after the expiration date. Unless otherwise indicated, all shares represented by the certificates listed and delivered to the Depositary will be deemed to have been tendered.

5.    Indication of Price at Which Shares are Being Tendered.    For shares to be properly tendered, the stockholder MUST either (1) check the box indicating the price per share at which such stockholder is tendering shares under “Price (in Dollars) per Share at Which Shares are Being Tendered”, or (2) check the box in the section captioned “Shares Tendered at Price Determined Under the Offer” in order to maximize the chance of having Keynote purchase all of the shares tendered (subject to the possibility of proration). Selecting option (2) could result in the stockholder receiving a price per share as low as $7.00. ONLY ONE BOX UNDER (1) OR (2) MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO VALID TENDER OF SHARES. A stockholder who desires to tender shares at more than one price must complete a separate Letter of Transmittal for each price at which shares are tendered. Stockholders may not tender the same shares at more than one price.

6.    Signatures on Letter of Transmittal, Stock Powers and Endorsements.

(a)  If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b)  If the shares are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

(c)  If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal, or photocopies of it, as there are different registrations of certificates.

(d)  When this Letter of Transmittal is signed by the registered holder(s) of the shares listed and transmitted hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless (i) payment is to be made or (ii) the certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or the certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), AND THE SIGNATURE(S) ON SUCH CERTIFICATE(S) OR STOCK POWER(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION. See Instruction 1.

(e)  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence to the Depositary that is satisfactory to Keynote of their authority to so act.

7.    Stock Transfer Taxes.    Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. Keynote will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the offer. If, however:

(a)  payment of the purchase price is to be made to any person other than the registered holder(s); or

(b)  tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal;

then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account thereof will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

8.    Order of Purchase in Event of Proration.    As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax classification of any gain or loss on the shares purchased. See Sections 1 and 13 of the Offer to Purchase.

9.    Special Payment and Delivery Instructions.    If check(s) are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such check(s) are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” on the Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 6.

10.    Irregularities.    All questions as to the number of shares to be accepted, the price to be paid for shares to be accepted, and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by Keynote, in its sole discretion, and Keynote’s determination will be final and binding on all parties. Keynote reserves the absolute right to reject any or all tenders of any shares that it determines are not in proper form or the acceptance for payment of or payment for which Keynote determines may be unlawful. Keynote also reserves the absolute right to waive any of the conditions of the offer. Keynote also reserves the right to waive any defect or irregularity in any tender with respect to any particular shares or any particular stockholder. Keynote’s interpretation of the terms of the offer will be final and binding on all parties. No tender of shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering stockholder or waived by Keynote. Keynote, the Depositary, the Information Agent, the Dealer Manager and any other person are not under any duty to give notification of any defects or irregularities in any tender and will not incur any liability for failure to give any such notification.

11.    Questions and Requests for Assistance and Additional Copies.    Any questions or requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and address set forth below.

GEORGESON SHAREHOLDER COMMUNICATIONS INC.
17 State Street, 10th Floor
New York, NY 10004
Banks and Brokerage Firms, Please Call: (212) 440-9800
All Others Call Toll Free: (866) 835-3023

You may also contact the Dealer Manager or your broker, dealer, commercial bank or trust company for assistance concerning the offer.

12.    Substitute Form W-9.    Under the U.S. federal income tax laws, the Depositary will be required to backup withhold a portion of the amount of any payments made to certain stockholders pursuant to the offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 included with this Letter of Transmittal. In general, if a stockholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain stockholders or payees (including, among others, all corporations and certain foreign stockholders) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign stockholder qualifies as an exempt recipient, such stockholder or payee must submit an IRS Form W-8 BEN or other applicable form, signed under penalties of perjury, attesting to that stockholder’s exempt status. The applicable form can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if shares are held in more than one name), consult the enclosed Substitute Form W-9 and the instructions set forth thereon.

Failure to complete the Substitute Form W-9 will not, by itself, cause shares to be deemed invalidly tendered, but may require the Depositary to backup withhold a portion of the amount of any payments made pursuant to the offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. Failure to complete and return the Substitute Form W-9 may result in backup withholding of a portion of any payments made to you pursuant to the offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

13.    Lost, Stolen, Misplaced or Destroyed Certificates.    If any certificate representing tendered shares has been lost, stolen, misplaced or destroyed, the stockholder may contact American Stock Transfer & Trust Company, the transfer agent for Keynote’s common stock, at (877) 777-0800, for instructions as to obtaining a replacement certificate. That certificate will then be required to be submitted together with the Letter of Transmittal in order to receive payment for shares that are tendered and accepted for payment. Such stockholder may be required to post a bond to secure against the risk that the certificate(s) may be subsequently recirculated. Stockholders are urged to contact the transfer agent immediately in order to permit timely processing of this documentation and to determine if the posting of a bond is required. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, misplaced or destroyed certificates have been followed.

14.    Keynote’s 1999 Employee Stock Purchase Plan.    Participants in Keynote’s 1999 Employee Stock Purchase Plan may not use this Letter of Transmittal to direct the tender of shares held in their account under the Employee Stock Purchase Plan, but must comply with the instructions found in the “Letter to Participants in Keynote’s 1999 Employee Stock Purchase Plan” sent separately to them. Participants in the Employee Stock Purchase Plan are urged to carefully read the “Letter to Participants in Keynote’s 1999 Employee Stock Purchase Plan” and related materials sent to them.

IMPORTANT:  THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED PHOTOCOPY OF IT (TOGETHER WITH CERTIFICATE(S) FOR SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY BEFORE THE EXPIRATION DATE.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request For Taxpayer Identification Number (TIN) And Certification
Part 1—Taxpayer Identification Number (TIN)— Enter your TIN in the appropriate box. For individuals, this is your social security number. For entities, it is your employer identification number. If you do not have a TIN, see “How to Obtain a TIN” in the enclosed Guidelines.

Note:  If the account is in more than one name, see the chart in the enclosed Guidelines to determine what number to enter.

Social Security Number OR Employer Identification Number

Part 2—Certification—Under penalties of perjury, I certify that:
(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
(2)    I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding; and
(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out Item 2 of Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. For real estate transactions, Item 2 of Part 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement, and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

Signature:                                                                                Date:                                         , 2002

Name (Please Print):

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

The Information Agent for the Offer is:

GEORGESON SHAREHOLDER COMMUNICATIONS INC.
17 State Street, 10th Floor
New York, New York 10004
Banks and Brokerage Firms Please Call: (212) 440-9800
All Others Call Toll Free: (866) 835-3023

The Dealer Manager for the Offer is:

GOLDMAN, SACHS & CO.
85 Broad Street
New York, New York 10004
(212) 902-1000 (Call Collect)
(800) 323-5678 (Call Toll Free)

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

The following guidelines are to assist you in completing the Substitute Form W-9 to be delivered to the Depositary with the Letter of Transmittal. For more detailed instructions, consult with your tax advisor or the Internal Revenue Service. Unless otherwise specified, all section references in these guidelines are references to the Internal Revenue Code of 1986, as amended.

How to Obtain a TIN.—If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card (for U.S. resident individuals), or Form SS-4, Application for Employer Identification Number (for U.S. businesses and other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

If you are awaiting a TIN at the time that you give the Substitute Form W-9 to the requester, you will generally have 60 days to obtain the TIN and furnish it to the requester. If the requester does not receive the TIN within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your TIN to the requester.

Guidelines for Determining the Proper Identification Number to Give the Payer.—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give name and SSN of:

1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5. Sole proprietorship	The owner(3)

For this type of account:	Give name and EIN of:

6. A valid trust, estate, or pension trust	Legal entity(4)

7. Corporate	The corporation

8. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

9. Partnership	The partnership

10. A broker or registered nominee	The broker or nominee

11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name, but you may also enter your business or “DBA” name. You may use either your SSN or EIN (if you have one).
(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Please note that if no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Payees Exempt from Backup Withholding
Payees specifically exempt from backup withholding on ALL payments include the following:

(1)	An organization exempt from tax under section 501(a), an individual retirement plan or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
(2)	The United States or any agency or instrumentality thereof.
(3)	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
(4)	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
(5)	An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from backup withholding include the following:

(6)	A corporation.
(7)	A foreign central bank of issue.
(8)	A dealer in securities or commodities required to registered in the United States, the District of Columbia, or a possession of the United States.
(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.
(10)	A real estate investment trust.
(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.
(12)	A common trust fund operated by a bank under section 584(a).
(13)	A financial institution.
(14)	A middleman known in the investment community as a nominee or custodian.
(15)	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

For interest and dividend payments, all listed payees are exempt except the payee in item (9). For broker transactions, all payees listed in items (1) through (13) are exempt, and a person registered under the Investment Advisors Act of 1940 who regularly acts as broker is also exempt. For barter exchange transactions and patronage dividends, only payees listed in items (1) through (5) are exempt from backup withholding. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees listed in items (1) through (7).

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE SUBSTITUTE FORM W-9 WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE ‘EXEMPT’ ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Payments Not Generally Subject To Backup Withholding
Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

(1)	Payments to nonresident aliens subject to withholding under section 1441.
(2)	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
(3)	Payments of patronage dividends where the amount received is not paid in money.
(4)	Payments made by certain foreign organizations.
(5)	Section 404(k) payments made by an FSOP.

Payments of interest not generally subject to backup withholding include the following:

(1)
Payments of interest on obligations issued by individuals. (Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.)

(2)	Payments of tax-exempt interest (including exempt-interest dividends under section 852).
(3)	Payments described in section 6049(b)(5) to non-resident aliens.
(4)	Payments made by certain foreign organizations.
(5)	Mortgage or student loan interest paid to you.

Certain payments, other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6045 and 6050A.

Penalties
Penalty for Failure to Furnish Taxpayer Identification Number.  If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholder.  If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information.  Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

PRIVACY ACT NOTICE—Section 6109 requires most recipients of dividend, interest, or other payments to give their taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% (29% after 2003) of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply (see above).

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.